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                                                                    EXHIBIT 10.1


                             AMENDMENT NUMBER THREE
                         TO LOAN AND SECURITY AGREEMENT

      This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of February 13, 2002, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

      WHEREAS, Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated October 3, 2001, and by Amendment Number Two to Loan and Security Agreement dated November 13, 2001 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent;

      WHEREAS, the Borrowers and Parent have requested that Agent and the Lenders amend certain provisions of the Loan Agreement as provided herein; and

      WHEREAS, Agent and the Lenders are willing to amend the Loan Agreement in accordance with the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Defined Terms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

      2.    Amendments To The Agreement.

            (a) Section 1.1 of the Loan Agreement is amended by adding the following defined terms:

            "Preferred Stock" means, as applied to the capital stock of any Person, the capital stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of capital stock of any other class of such Person.
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            "Prohibited Preferred Stock" means any Preferred Stock that by its terms is mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of shares of Preferred Stock of the same class and series payable in kind or dividends of shares of common stock) on or before a date that is more than one year after the Maturity Date, or, on or before the date that is more than one year after the Maturity Date, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

            (b) Section 3.2(g) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

            "(g) no later than February 28, 2002, Parent and the Borrowers shall, pursuant to Section 3(e) of the Stock Pledge Agreement, deliver evidence satisfactory to Agent that the pledged interest in all uncertificated stock has been registered on the applicable stock ledger books and records of each of such pledged entity;"

            (c) The following Sections 3.2(h) and 3.2(i) are hereby added to the Loan Agreement immediately following Section 3.2(g) thereto:

            "(h) no later than February 28, 2002, Parent and the Borrowers shall:

                  (i) deliver such agreements, instruments or other documents as any Initial Lender may reasonably request in order to subject to valid and enforceable liens in favor of the Agent, for the benefit of the Lenders, on (A) the accounts receivables of Hypercom do Brasil Industria e Comercio Limitada, (B) the inventory of Schalter Eletronica Limitada, Netset SP Tecnologia e Servicos em Teleinformatica Limitada and Hypercom do Brasil Industria e Comercio Limitada and (C) the assets of Hypercom EMEA located in the U.K., each in a form that is valid and effective in accordance with applicable law;

                  (ii) deliver such agreements, instruments or other documents as any Initial Lender may reasonably request in order to pledge the stock of (a) Hypercom Electronic Manufacturing (Shenzhen) Co. Ltd.; (b) Hypercom Argentina S.A.; and (c) Hypercom Gmbh in favor of the Agent, for the benefit of the Lenders, in a form that is valid and enforceable in accordance with applicable law; and

                  (iii) provide, at the expense of the Borrowers, a legal opinion, in form and substance satisfactory to the Initial Lenders, from Brazilian counsel selected by the Initial Lenders, addressed to the Initial Lenders, among other things, that the accounts receivables and inventory of Hypercom do Brasil Industria e Comercio Limitada are subject to valid and enforceable liens of the


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      Agent, for the benefit of the Lenders, and as to such other matters as the
      Initial Lenders may reasonably request; and

                  (iv) simultaneously with title passing on the Brazilian Atibaia plant to Parent or any of its Subsidiaries, Borrower and Parent will deliver such agreements, instruments or other documents as any Initial Lender may reasonably request in order to subject such plant to valid and perfected second lien of the Agent for the benefit of the Lenders."

            (d) Schedule 5.8(c) to the Loan Agreement is amended in its entirety by the schedule attached hereto as Exhibit A.

            (e) Schedule A to the Stock Pledge Agreement is amended in its entirety by the schedule attached hereto as Exhibit B.

      3.    Waiver.

            (a) The Borrowers and Parent hereby acknowledge that in violation of Section 3.2(g) of the Loan Agreement (prior to the effectiveness of this Amendment) Borrowers have failed to deliver to the Initial Lenders certain required deliveries required to be made by the terms thereof (the "Designated Events of Default").

            (b) Subject to the receipt by Agent and Lenders of this Amendment duly executed by the Borrowers and Parent and the satisfaction of the conditions precedent set forth in Section 4, and anything in the Loan Agreement or the other Loan Documents to the contrary notwithstanding, the Agent and the Lenders hereby waive the Designated Events of Default.

      4. Conditions Precedent. The satisfaction of each of the following, unless waived or deferred in writing by the Agent and the Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

            (a) the Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

            (b) other than as waived hereby, no Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

            (c) other than as waived hereby, each of the representations and warranties contained in the Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date; and

            (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against any party hereto.



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      5.    Representations and Warranties. Each of the Borrowers and the Parent
hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Loan
Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, and (c) this Amendment has been duly executed and delivered by it.

      6. Choice of Law and Venue; Jury Trial Waiver. This Amendment shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

      7. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

      8.    Effect on Loan Documents.

            (a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

            (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like


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import referring to the Loan Agreement, shall mean and be a reference to the
Loan Agreement as modified and amended hereby.

            (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

      9. Further Assurances. Each of the Borrowers and Parent shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's security interests in the Collateral (for the benefit of the Lenders) and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

      10. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

      11. Costs and Expenses. The Borrowers shall pay all out-of-pocket costs and expenses of the Initial Lenders (including, without limitation, the fees and expenses of counsel to the Initial Lenders) in connection with this Amendment (including, without limitation, in connection with each of the conditions subsequent described in Section 3.2 of the Loan Agreement (as amended hereby)).

                  [Remainder of page intentionally left blank]




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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number
Three to Loan and Security Agreement to be executed and delivered as of the date first above written.

PARENT:

HYPERCOM CORPORATION,
a Delaware corporation


By:  /s/ Jonathon  E. Killmer
Name:  Jonathon E. Killmer
Title: Executive VP & COO

BORROWERS:

HYPERCOM U.S.A., INC.,                   HYPERCOM MANUFACTURING RESOURCES, INC.,
a Delaware corporation                   an Arizona corporation


By:  /s/ Jonathon  E. Killmer            By:  /s/ Jonathon  E. Killmer
Name:  Jonathon  E. Killmer              Name:  Jonathon E. Killmer
Title: Secretary                         Title: Secretary


HYPERCOM HORIZON, INC.,                  EPICNETZ, INC.,
a Missouri corporation                   a Nevada corporation


By:  /s/ Jonathon  E. Killmer            By:  /s/ Jonathon  E. Killmer
Name:  Jonathon  E. Killmer              Name:  Jonathon E. Killmer
Title: Secretary                         Title: Secretary
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Signature page to Amendment Number Three to Loan and Security Agreement
(continued)

BORROWERS (continued)

HYPERCOM LATINO AMERICA, INC.,           HYPERCOM EMEA, INC.,
an Arizona corporation                   an Arizona corporation


By:  /s/ Jonathon  E. Killmer            By:  /s/ Jonathon  E. Killmer
Name:  Jonathon  E. Killmer              Name:  Jonathon  E. Killmer
Title: Secretary                         Title: Secretary


HYPERCOM (ARIZONA), INC.,
an Arizona corporation


By:  /s/ Jonathon  E. Killmer
Name:  Jonathon  E. Killmer
Title: Secretary



LENDERS:

FOOTHILL CAPITAL CORPORATION,            ABLECO FINANCE LLC,
a California corporation, as Agent       a Delaware limited liability company,
and as a Lender                          as a Lender

By: /s/ John Nocita                      By:   /s/ Kevin P. Genda
Name:  John Nocita                       Name:  Kevin P. Genda
Title: Vice President                    Title: SVP & Chief Credit Officer